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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):  July 31, 2001


                                    KFX INC.
                                    --------
             (Exact name of Registrant as specified in its charter)

        Delaware                          0-23634                84-1079971
-------------------------------   ----------------------    ------------------
(State or other jurisdiction of   Commission File Number         IRS Employer
incorporation or organization)                             Identification Number


          3300 East 1/st/ Avenue, Suite 290
                Denver, Colorado, USA                    80206
        --------------------------------------      --------------
       (Address of principal executive offices)      (Zip Code)

                                (303) 293-2992
                                --------------
                        (Registrant's telephone number,
                             including area code)

                                not applicable
                                --------------
         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On August 1, 2001, Pegasus Technologies, Inc., a South Dakota corporation ("Pegasus") and a majority-owned subsidiary of KFx Inc., a Delaware corporation ("KFx"), entered into an agreement with Pavilion Technologies, Inc., a Texas corporation ("Pavilion"), providing for (i) the purchase by Pegasus of certain Pavilion assets relating to Process optimization for the utility based boiler, gas turbine and power production and process steam turbine (the "Segment"); (ii) Pegasus' rights and access to certain Pavilion assets, personnel and services relating to the Segment; and, (iii) the licensing to Pegasus of certain Pavilion intellectual property related to the Segment in a limited field of use.

The acquisition was made pursuant to the terms and conditions of an asset purchase and license agreement, dated as of July 31, 2001, by and among Pavilion, Pegasus and KFx (the "Purchase Agreement"). The Purchase Agreement provided for a base price of $9,500,000 in cash payable to Pavilion in installments through July 31, 2003. Additionally, Pegasus shall pay Pavilion royalties of up to $5,500,000 between August 1, 2001 and October 31, 2005, based on software licenses sold by Pegasus. The duties and obligations of Pegasus under the Purchase Agreement are guaranteed by KFx.

The consideration provided for in the Purchase Agreement was determined by Pegasus after a complete review of the business of the Segment and negotiations between representatives of Pegasus, KFx and Pavilion. The initial payment for the purchase was financed through an advance on an existing contract with Cinergy Corporation. The remainder of the purchase price is expected to be financed through future investments in Pegasus.

The Segment provides enterprise decision optimization solutions to customers by utilizing its patented technology, engineering and consulting expertise.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     The financial information required to be filed pursuant to Item 7(a) of Form 8-K was not available at the time of filing this Current Report on Form 8-K and will be filed by amendment on a Form 8-K/A as soon as practicable, but in no event later than 60 days after August 15, 2001.

(b)  Pro Forma Financial Information.

     The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K was not available at the time of filing this Current Report on Form 8-K and will be filed by amendment on a Form 8-K/A as soon as practicable, but in no event later than 60 days after August 15, 2001.

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(c)  Exhibits.

     Number    Description
     ------    -----------

        2.1* Asset Purchase and License Agreement, dated as of July 31, 2001, by and among Pavilion Technologies, Inc., Pegasus Technologies, Inc. and KFx Inc.

        2.2 Assignment and Assumption Agreement, dated as of July 31, 2001, by and among Pavilion Technologies, Inc. and Pegasus Technologies, Inc.

        2.3    Guaranty Agreement, dated July 31, 2001, by KFx Inc.

       99.1 Press Release, dated August 2, 2001 (regarding the closing of the transaction whereby Pegasus purchased the Segment from Pavilion).

           * Exhibits and schedules to the Asset Purchase and License Agreement are not being filed herewith. The Asset Purchase and License Agreement filed herewith briefly describes the content of each exhibit to the Asset Purchase and License Agreement. The registrant undertakes to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request, pursuant to Item 601(b)(2) of Regulation S-K.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 15, 2001                  KFx Inc.
                              (Registrant)
                              By:
                              /s/ Patrick S. Flaherty
                              ------------------------------------
                              Patrick S. Flaherty
                              Vice President-Finance and Chief Financial Officer

                                                                              4
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                                 EXHIBIT INDEX


     Number    Description
     ------    -----------

        2.1 Asset Purchase and License Agreement, dated as of July 31, 2001, by and among Pavilion Technologies, Inc., Pegasus Technologies, Inc. and KFx Inc.

        2.2 Assignment and Assumption Agreement, dated as of July 31, 2001, by and among Pavilion Technologies, Inc. and Pegasus Technologies, Inc.

        2.3    Guaranty Agreement, dated July 31, 2001, by KFx Inc.

       99.1 Press Release, dated August 2, 2001 (regarding the closing of the transaction whereby Pegasus purchased the Segment from Pavilion).

                                       5